UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) February 2, 2005 (September 20, 2004)

                               ENOVA SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                0-25184                                  95-3056150
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       (Commission File Number)               (IRS Employer Identification No.)


 19850 South Magellan Drive Suite 305, Torrance, CA               90502
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      (Address of Principal Executive Offices)                 (Zip Code)

                                  310-527-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         Effective as of January 3, 2005 Enova Systems, Inc. (the "Registrant") entered into a letter agreement with its President and Chief Executive Officer, Edwin Riddell. The Board of Directors of the Registrant ratified this agreement on January 27, 2005. Mr. Riddell is also a director of the Registrant. Pursuant to the agreement, Mr. Riddell will receive a yearly salary of $208,000. In addition, Mr. Riddell will be eligible for performance bonuses to be mutually agreed upon by both parties. Mr. Riddell will also receive options to purchase 1,000,000 shares of the Registrant's common stock at an original exercise price of $0.11 per share, such exercise price to be reviewed in six months. The stock options will vest over three years in equal monthly installments and will expire five years from the date of issuance. The agreement also provides for certain health benefits, a standard life insurance policy, enrollment in the Registrant's 401(k) plan and a company automobile. Mr. Riddell's employment is at-will and may be terminated by either Mr. Riddell or the Registrant for any reason and at any time.

Item 3.02.        Unregistered Sales of Equity Securities.

         Pursuant to the stock purchase agreement between the Registrant and Hyundai Heavy Industries Co., Ltd. ("HHI") dated March 18, 2003 (the "Stock Purchase Agreement"), the Registrant sold 11,335,315 shares of common stock to HHI on October 31, 2004 for an aggregate purchase price of $1,500,000. The Stock Purchase Agreement was filed with the Securities and Exchange Commission as an exhibit to the Registrant's form 10-Q for the three month period ended March 31, 2003.

         The  sale  of  common  stock   described  above  was  exempt  from  the
registration requirements under the Securities Act of 1933, in reliance upon both Section 4(2) thereof and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Enova Systems, Inc.
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                                         (Registrant)


Date:   February 2, 2005             /s/ Larry B. Lombard
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                                     By:     Larry B. Lombard
                                     Title:   Chief Financial Officer